EXHIBIT 10(ee)

                         TERMINATION OF LEASE AGREEMENT


         This Termination of Lease Agreement (this "Agreement") is made as of July __, 1995, between SBSB PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership having an address of c/o SBSB Holdings, Inc., 455 West Broadway, South Boston, Massachusetts 02127 (the "Lessor"), and SOUTH BOSTON SAVINGS BANK, a Massachusetts corporation having an address of 460 West Broadway, South Boston, Massachusetts 02127 (the "Lessee").

                              W I T N E S S E T H:

         WHEREAS, Lessor is the owner of certain properties (the "Properties") located at 451-455 and 460 West Broadway, South Boston; 740 Gallivan Boulevard, Dorchester; 690 Adams Street, Quincy; 1833-1839 Center Street, West Roxbury; 6 Maple Street, West Roxbury; 440 Hancock Street, Quincy; and 312-320 West Third Street, South Boston; all within the Commonwealth of Massachusetts; and

         WHEREAS, Lessor and Lessee have entered into unrecorded lease agreements (the "Lease Agreements") under which Lessor has leased the Properties to Lessee, including, without limitation leases dated October 28, 1987; December 10, 1990; October 21, 1992; March 1994 and May 20, 1994; and

         WHEREAS, Lessor and Lessee desire to terminate the Lease Agreements;

         NOW THEREFORE, for $10.00 in hand paid and other valuable consideration, receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

         The Lease Agreements are hereby terminated without recourse to either party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as a sealed instrument, as of the date first above written.

                                       SBSB PROPERTIES LIMITED PARTNERSHIP,
                                       a Delaware limited partnership
                                         By: SBSB Holdings, Inc., a Delaware
                                         corporation, its sole General Partner


                                         By:______________________________
                                            Name:  Paul A. Archibald
                                            Title:  Treasurer



                                       SOUTH BOSTON SAVINGS BANK,
                                       a Massachusetts Banking corporation



                                         By:_________________________
                                            Name:
                                            Title:

                                         By:_________________________
                                            Name:
                                            Title:

                       THE COMMONWEALTH OF MASSACHUSETTS

__________, ss.                                                   July __, 1995

         Then personally appeared the above-named Paul A. Archibald, Treasurer of SBSB Holdings, Inc., sole General Partner of SBSB Properties Limited Partnership, and acknowledged the foregoing instrument to be the free act and deed of such corporation, as sole General Partner, before me,

                                        --------------------------------
                                        Notary Public
                                        My Commission Expires:

                                        [AFFIX NOTARY SEAL]


                       THE COMMONWEALTH OF MASSACHUSETTS

__________, ss.                                                   July __, 1995

         Then personally appeared the above-named __________________, ___________________, and acknowledged the foregoing instrument to be the free act and deed of South Boston Savings Bank, before me.


                                        --------------------------------
                                        Notary Public
                                        My Commission Expires:

                                        [AFFIX NOTARY SEAL]